UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

   Date of report (Date of earliest event reported):
                        July 31, 2007

                        JOHNSON & JOHNSON
     (Exact name of registrant as specified in its charter)

     New Jersey             1-3215          22-1024240
(State or Other Juris-    (Commission	(IRS Employer
diction of Incorporation) File  Number)  Identification No.)


  One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
       (Address of Principal Executive Offices) (Zip Code)

  Registrant's telephone number, including area code:
                       732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act 17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule
     14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule
     13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events.

On July 31, 2007, the Company issued a press release attached to this Report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1  Press release dated July 31, 2007.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)


Date:  July 31, 2007          By: /s/ STEPHEN J. COSGROVE
                                Stephen J. Cosgrove
                                Controller
                                (Principal Accounting
                                Officer)



                          EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated July 31, 2007.